                                         [LOGO]PIONEER
                                               INVESTMENTS-Registered Trademark-


PIONEER
SMALL COMPANY
FUND

----------------------
ANNUAL REPORT 10/31/00
----------------------

TABLE OF CONTENTS
-----------------------------------------------------------------------

Letter from the President                                             1

Portfolio Summary                                                     2

Performance Update                                                    3

Portfolio Management Discussion                                       6

Schedule of Investments                                               9

Financial Statements                                                 14

Notes to Financial Statements                                        20

Report of Independent Public Accountants                             25

Results of Shareowner Meeting                                        26


Trustees, Officers and Service Providers                             27


The Pioneer Family of Mutual Funds                                   28

PIONEER SMALL COMPANY FUND

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 10/31/00
--------------------------------------------------------------------------------

DEAR SHAREOWNER,
--------------------------------------------------------------------------------

The year 2000, the last year of the old millenium, is ending on an historically unsettling note. The bewildering final days of the presidential election have come on top of a period of increased market volatility, leaving us all feeling unsettled. We at Pioneer are convinced that the market's volatility has its roots not in politics but in the signs of a slowing economy and in the sudden realization by investors that some market valuations, notably technology, had become irrational. As the new millenium unfolds we expect investors to get back to work assessing the policies of the new administration, evaluating the prospects for a growing economy and identifying undervalued companies.


As seasoned investors we treat periods of turmoil as periods of opportunity, looking for the few significant facts and trends that hide well behind the clutter of daily events. I think that you should do the same thing. This is a good year, and a good time of the year, to evaluate your retirement program contributions, to compare a Roth IRA with a traditional IRA and to reassess your investment allocations in light of current market conditions. A successful investment program requires not only money, but time and planning. Your investment professional is your best guide to making these important decisions.


AN IMPORTANT ANNOUNCEMENT FROM PIONEER
I'm very happy to report that, on October 24, 2000, Pioneer Investment Management became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. All of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which will manage over $110 billion for global individual and institutional clients. The new Pioneer Global will bring to Pioneer greater analytical resources that complement our broad set of investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareholders will benefit from this merger.


All of us at Pioneer Investments appreciate your decision to invest with us and look forward to helping you reach your financial goals.

Sincerely,

/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 10/31/00
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART]
[PLOT POINTS]

U.S. Common Stocks                        95%
Short-Term Cash Equivalents                3%
International Common Stocks                2%

SECTOR DISTRIBUTION
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[PIE CHART]
[PLOT POINTS]

Technology                          26%
Financial                           18%
Health Care                         15%
Consumer Cyclicals                   9%
Capital Goods                        9%
Energy                               9%
Consumer Staples                     8%
Basic Materials                      3%
Utilities                            2%
Communication Services               1%

10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1. Orthodontic Centers of
    America, Inc.                   3.75%
 2. Veeco Instruments, Inc.         3.13
 3. Trigon Healthcare, Inc.         2.70
 4. Louis Dreyfus Natural Gas Corp. 2.63
 5. DuPont Photomasks, Inc.         2.35
 6. Washington Group
    International, Inc.             2.24
 7. Haemonetics Corp.               2.17
 8. Hain Celestial Group, Inc.      2.16
 9. Avocent Corp.                   2.09
10. UTI Energy Corp.                2.05

Fund holdings will vary for other periods.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/00                                       CLASS A SHARES
--------------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                       10/31/00        10/31/99
                                 $14.16          $10.83
DISTRIBUTIONS PER SHARE         INCOME          SHORT-TERM      LONG-TERM
(10/31/99-10/31/00)             DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                   -                -               -

INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to the growth of the Russell 2000 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2000)


                NET ASSET  PUBLIC OFFERING
PERIOD            VALUE        PRICE*
Life-of-Fund      12.62%       11.30%
(11/2/95)

1 Year            30.75        23.24

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[LINE GRAPH]
[PLOT POINTS]

GROWTH OF $10,000+

              Pioneer Small
              Company Fund*     Russell 2000 Index
11/95            $9,425              $10,000
 1/96            $9,860              $10,253
 4/96           $11,383              $11,365
 7/96           $10,908              $10,339
10/96           $11,338              $11,192
 1/97           $12,600              $12,198
 4/97           $11,638              $11,373
 7/97           $13,966              $13,792
10/97           $14,726              $14,476
 1/98           $13,921              $14,402
 4/98           $15,868              $16,193
 7/98           $14,020              $14,108
10/98           $11,753              $12,759
 1/99           $12,395              $14,448
 4/99           $12,087              $14,693
 7/99           $12,864              $15,155
10/99           $12,384              $14,655
 1/00           $13,688              $17,010
 4/00           $15,300              $17,398
 7/00           $15,906              $17,239
10/00           $16,192              $17,205

+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/00                                       CLASS B SHARES
--------------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                    10/31/00        10/31/99
                              $13.63          $10.50
DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(10/31/99-10/31/00)         DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                               -                 -               -

INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund, compared to the growth of the Russell 2000 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2000)

                 IF        IF
PERIOD          HELD    REDEEMED*
Life-of-Fund   11.83%     11.53%
(11/2/95)
1 Year         29.81      25.81

*Reflects deduction of the maximum applicable contingent deferred sales charge
(CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[LINE GRAPH]
[PLOT POINTS]

GROWTH OF $10,000+

              Pioneer Small
              Company Fund*     Russell 2000 Index
11/95           $10,000             $10,000
 1/96           $10,442             $10,253
 4/96           $12,036             $11,365
 7/96           $11,504             $10,339
10/96           $11,941             $11,192
 1/97           $13,238             $12,198
 4/97           $12,199             $11,373
 7/97           $14,624             $13,792
10/97           $15,389             $14,476
 1/98           $14,524             $14,402
 4/98           $16,522             $16,193
 7/98           $14,570             $14,108
10/98           $12,198             $12,759
 1/99           $12,833             $14,448
 4/99           $12,505             $14,693
 7/99           $13,283             $15,155
10/99           $12,760             $14,655
 1/00           $14,085             $17,010
 4/00           $15,714             $17,398
 7/00           $16,297             $17,239
10/00           $16,364             $17,205

+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/00                                       CLASS C SHARES
--------------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                    10/31/00        10/31/99
                              $13.55          $10.47
DISTRIBUTIONS PER SHARE       INCOME         SHORT-TERM      LONG-TERM
(10/31/99-10/31/00)          DIVIDENDS      CAPITAL GAINS  CAPITAL GAINS
                                -                -               -

INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund, compared to the growth of the Russell 2000 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2000)

                    IF        IF
PERIOD             HELD    REDEEMED*
Life-of-Fund      10.06%    10.06%
(1/31/96)
1 Year            29.42     29.42

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
(CDSC) applies to redemptions made within one year of purchase.

[LINE GRAPH]
[PLOT POINTS]

GROWTH OF $10,000

              Pioneer Small
              Company Fund*     Russell 2000 Index
 1/96           $10,000             $10,000
 4/96           $11,526             $11,085
 7/96           $11,026             $10,084
10/96           $11,435             $10,916
 1/97           $12,687             $11,897
 4/97           $11,692             $11,092
 7/97           $14,005             $13,452
10/97           $14,747             $14,119
 1/98           $13,918             $14,047
 4/98           $15,832             $15,793
 7/98           $13,952             $13,761
10/98           $11,681             $12,444
 1/99           $12,289             $14,092
 4/99           $11,951             $14,331
 7/99           $12,708             $14,781
10/99           $12,184             $14,294
 1/00           $13,394             $16,591
 4/00           $14,884             $16,969
 7/00           $15,431             $16,814
10/00           $15,768             $16,781

The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/00
--------------------------------------------------------------------------------

Ken Fuller, the leader of Pioneer Small Company Fund's management team, has devoted 15 of his 25 years of investment experience to small-company stocks. In the following discussion he reviews some of the factors that drove the Fund's strong performance during the fiscal year ended October 31, 2000.


Q: WE HAVE HAD 12 MONTHS OF VERY SOLID PERFORMANCE IN SMALL COMPANY STOCKS. HOW
   WELL DID THE FUND MEASURE UP?


A: The Fund delivered superior results over the last 12 months, as measured by key standards. Total returns for the period on all share classes outpaced the Fund's benchmark index and were well ahead of the average return of similar funds tracked by Lipper, an independent organization that ranks mutual fund performance.


   For the 12-month period ended October 31, 2000, Class A shares returned 30.75%, Class B shares 29.81%, and Class C shares 29.42%, all at net asset value. These figures compare very favorably to the 17.41% return of the Russell 2000 Index and the average return of 21.15% for the 303 Small-Cap Value funds in our Lipper peer group. Keep in mind, these returns were achieved during a period of generally favorable market conditions, particularly for small cap stocks. Double digit Fund returns are unusual and may not be repeated.


Q: WHAT'S BEHIND THESE IMPRESSIVE RESULTS?


A: It's really a story of successful stock selection. Our investment team spends its time looking for attractive value in stocks that fall within our capitalization limit of $1 billion or less at the time of purchase. This year's results stem from our having found a number of stocks whose potential was unrecognized in the marketplace when we committed to them.


Q: NEVERTHELESS, THE FUND HAD HEAVIER WEIGHTINGS IN CERTAIN SECTORS THAN
   OTHERS -- TECHNOLOGY, FOR INSTANCE.


A: At the end of the period, technology stood at 25% of the portfolio, nearly unchanged from a year ago. This weighting - the Fund's largest - came about because we found a number of technology stocks available at reasonable valuations, not from a decision to emphasize the sector.


Q: WHERE HAVE YOU BEEN MOST SUCCESSFUL WITHIN TECHNOLOGY?


A: Our most successful selection was POWER-ONE. This company has grown dramatically with the expansion of telecommunications, and the burgeoning need for reliable suppliers of power for computer networks.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------

We recently took advantage of sharply higher prices to reduce the Fund's position in this stock.


Until this fall, our holdings in semiconductor-related stocks had also done very well. Here, too, the growth of the Internet and cellular communications are keys to the future, and, despite the rocky time this group has had of late, we think long-term trends are solidly positive. Much of the recent weakness in semiconductor stocks is tied to shrinking sales of personal computers, and our selections are not involved in the PC business. Buildup of unsold inventory has also troubled some semiconductor manufacturers. Largely, however, this has been a matter of supply shortages for semiconductor components and not a reflection of slackening demand.


Q: TECH STOCK PRICES HAVE COME DOWN QUITE A BIT. ARE YOU TAKING ADVANTAGE OF LOW
   PRICES TO ADD TO HOLDINGS?


A: We took profits in technology over the past few months, and prices have now retreated to a point where values are once again emerging. For instance, we hold shares in VARIAN SEMICONDUCTOR, a cash-rich company with solid earnings potential and a modest market valuation. Nevertheless, we don't intend to increase the Fund's technology exposure until the stocks we are tracking begin to perform better.


Q: THE FUND ALSO HAS A LARGE COMMITMENT TO ENERGY STOCKS. WHY?


A: We found good value in several companies with strong earnings outlooks in a sector that was very inexpensive. Behind energy's appeal is a supply-demand imbalance for natural gas that is likely to plague the United States for several years -- demand for gas is growing faster than supply can be found to meet it. The result has been dramatically rising prices -- the cost to consumers of natural gas is up 80% compared to a year ago. Although gas prices are very volatile over short periods, we believe the underlying trend remains firmly upward. Exploration and production companies like LOUIS DREYFUS, and drillers like UTI ENERGY are potential beneficiaries.


Q: WHAT OTHER AREAS CONTRIBUTED TO PERFORMANCE?


A: The market has been looking more favorably on health care stocks recently, in part because health care is viewed as defensive and therefore attractive in a slowing economy; health care companies provide services that people need regardless of economic conditions. We began finding interesting ideas in this sector 12-18 months ago. One success story has been ORTHODONTIC CENTERS OF AMERICA, our largest holding, whose stock

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/00 (CONTINUED)
--------------------------------------------------------------------------------

tumbled in sympathy with a drop in the number of companies that own medical practices. Orthodontics is a different and more attractive business, however, one in which demand is growing. The number of practitioners is not keeping up with consumer demand and risks of huge lawsuits are not factors.


Two hospital companies, UNIVERSAL HEALTH SERVICES and TRIGON HEALTHCARE also performed well. In both cases, positive results can be traced to good information systems and to managements that have been flexible in the face of changing regulations and a turbulent health care world.


Q: WHERE HAVE PROBLEMS CROPPED UP?


A: Some of our selections among financial stocks and cyclical companies have been disappointing. We are holding on to shares of ADVANTA B, a diversified financial services company, in the hope that its possible breakup value will exceed its currently depressed price. SCHNITZER STEEL, a recycler of steel scrap, suffered when unexpectedly large supplies of scrap kept prices low.


Q: HOW DOES YOUR OUTLOOK FOR THE YEAR AHEAD AFFECT THE WAY YOU HAVE POSITIONED
   THE FUND?


A: Although we are strictly stock pickers and avoid predictions of the market or of the economy, we can't ignore the economic background. Right now, we anticipate a soft, non-recessionary landing for the U.S. economy, and are positioning the portfolio accordingly. If we are right, interest rates are more likely to go down next year than to rise further, a prospect that the markets will probably welcome. Even if we are wrong, however, companies in the areas we discussed earlier - technology, energy and health care - carry relatively little debt, which reduces their sensitivity to changes in interest rates. We have also emphasized strong balance sheets and financial resilience in selecting investments for the Fund.


   Smaller companies did well over the past 12 months because they were generally inexpensive compared to larger companies. That is still the case. We will continue to spend our time researching companies and interviewing managements as we probe our 6,000-company universe in search of undiscovered value and potential for appreciation. Investors should keep in mind that small-capitalization stocks may be subject to greater short-term price fluctuations than securities of larger companies.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/00
--------------------------------------------------------------------------------

SHARES                                                                     VALUE
               COMMON STOCK - 97.1%
               BASIC MATERIALS - 2.6%
               CHEMICALS (SPECIALTY) - 1.5%
201,000        Uniroyal Technology Corp.*                         $   2,047,688
116,000        Wellman, Inc.                                          1,740,000
                                                                  -------------
                                                                  $   3,787,688
                                                                  -------------
               IRON & STEEL - 1.1%
184,500        Schnitzer Steel Industries, Inc.                   $   2,721,375
                                                                  -------------
               TOTAL BASIC MATERIALS                              $   6,509,063
                                                                  -------------
               CAPITAL GOODS - 8.6%
               ELECTRICAL EQUIPMENT - 2.5%
140,000        Kemper Corp.*                                      $   3,902,500
 31,000        Power-One, Inc.*                                       2,199,063
                                                                  -------------
                                                                  $   6,101,563
                                                                  -------------
               ENGINEERING & CONSTRUCTION - 2.2%
508,600        Washington Group International, Inc.*              $   5,340,300
                                                                  -------------
               MACHINERY (DIVERSIFIED) - 1.3%
 69,300        Applied Power, Inc.*                               $   3,200,794
                                                                  -------------
               MANUFACTURING (DIVERSIFIED) - 0.8%
228,000        U.S. Industries, Inc.                              $   2,023,500
                                                                  -------------
               MANUFACTURING (SPECIALIZED) - 0.3%
175,000        The York Group, Inc.                               $     842,188
                                                                  -------------
               WASTE MANAGEMENT - 1.5%
401,900        Newpark Resources, Inc.*                           $   3,617,100
                                                                  -------------
               TOTAL CAPITAL GOODS                                $  21,125,445
                                                                  -------------
               COMMUNICATION SERVICES - 0.8%
               TELEPHONE - 0.8%
102,000        CT Communications, Inc.                            $   2,046,375
                                                                  -------------
               TOTAL COMMUNICATION SERVICES                       $   2,046,375
                                                                  -------------
               CONSUMER CYCLICALS - 9.3%
               HARDWARE & TOOLS - 1.2%
132,500        WD-40 Co.                                          $   2,898,438
                                                                  -------------
               RETAIL (COMPUTERS & ELECTRONICS) - 1.3%
291,700        Inter-TAN, Inc.*                                   $   3,226,931
                                                                  -------------



The accompanying notes are an integral part of these financial statements.     9

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/00                                     (CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                                     VALUE
               RETAIL (HOME SHOPPING) - 0.3%
250,000        Network Commerce Inc.*                             $     742,188
                                                                  -------------
               RETAIL (SPECIALTY) - 2.1%
267,600        Pier 1 Imports, Inc.                               $   3,545,700
187,000        Sonic Automotive, Inc.*                                1,671,313
                                                                  -------------
                                                                  $   5,217,013
                                                                  -------------
               RETAIL (SPECIALTY - APPAREL) - 1.2%
 98,000        AnnTaylor Stores Corp.*                            $   2,940,000
                                                                  -------------
               SERVICES (COMMERCIAL & CONSUMER) - 1.9%
190,000        Ogden Corp                                         $   2,612,500
133,320        Pittston Brink's Group                                 2,116,455
                                                                  -------------
                                                                  $   4,728,955
                                                                  -------------
               TEXTILES (APPAREL) - 0.8%
150,000        Nautica Enterprises, Inc.*                         $   1,893,750
                                                                  -------------
               TEXTILES (SPECIALTY) - 0.5%
135,000        Unifi, Inc.*                                       $   1,172,813
                                                                  -------------
               TOTAL CONSUMER CYCLICALS                           $  22,820,088
                                                                  -------------
               CONSUMER STAPLES - 7.6%
               DISTRIBUTORS (FOOD & HEALTH) - 1.3%
225,000        Fleming Companies, Inc.                            $   3,192,188
                                                                  -------------
               FOODS - 2.1%
130,200        Hain Celestial Group, Inc.*                        $   5,167,313
                                                                  -------------
               RESTAURANTS - 2.8%
121,400        Applebee's International Inc.                      $   3,666,659
104,000        CEC Entertainment Inc.*                                3,315,000
                                                                  -------------
                                                                  $   6,981,659
                                                                  -------------
               SPECIALTY PRINTING - 1.4%
249,300        John H. Harland Co.                                $   3,459,038
                                                                  -------------
               TOTAL CONSUMER STAPLES                             $  18,800,198
                                                                  -------------
               ENERGY - 9.1%
               OIL & GAS (DRILLING & EQUIPMENT) - 2.0%
244,400        UTI Energy Corp.*                                  $   4,903,275
                                                                  -------------



10    The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHARES                                                                     VALUE
               OIL & GAS (EXPLORATION/PRODUCTION) - 7.1%
287,300        Forest Oil Corp.*                                  $   3,968,331
195,500        Louis Dreyfus Natural Gas Corp.*                       6,268,219
232,500        Plains Resources Inc.*                                 4,446,563
 90,000        Spinnaker Exploration Co.*                             2,722,500
                                                                  -------------
                                                                  $  17,405,613
                                                                  -------------
               TOTAL ENERGY                                       $  22,308,888
                                                                  -------------
               FINANCIALS - 17.4%
               BANKS (REGIONAL) - 0.8%
110,000        Commercial Federal Bank Corp.                      $   1,925,000
                                                                  -------------
               FINANCIAL (DIVERSIFIED) - 6.5%
213,400        Advanta Corp. (Class B)                            $   1,547,150
 59,700        Dollar Thrifty Automotive Group, Inc.*                   917,888
228,000        IndyMac Bancorp, Inc.                                  4,759,500
105,000        Leucadia National Corp.                                2,611,875
219,000        Mutual Risk Management Ltd.                            3,969,375
880,000        Transmedia Network, Inc.*+                             2,090,000
                                                                  -------------
                                                                  $  15,895,788
                                                                  -------------
               INSURANCE (LIFE/HEALTH) - 1.3%
180,700        Great American Financial Resources, Inc.           $   3,207,425
                                                                  -------------
               INSURANCE (PROPERTY/CASUALTY) - 0.9%
103,500        First American Financial Corp.                     $   2,167,031
                                                                  -------------
               INVESTMENT MANAGEMENT - 0.7%
 19,600        Gabelli Asset Management Inc.*                     $     705,600
 24,700        LaBranche & Co., Inc.*                                   978,738
                                                                  -------------
                                                                  $   1,684,338
                                                                  -------------
               REAL ESTATE - 4.3%
 60,000        Camden Property Trust                              $   1,717,500
 50,000        FelCor Suite Hotels, Inc.                              1,096,875
200,000        Healthcare Realty Trust, Inc.                          3,987,500
154,000        Prentiss Properties Trust                              3,907,750
                                                                  -------------
                                                                  $  10,709,625
                                                                  -------------
               SAVINGS & LOAN COMPANIES - 2.9%
215,000        Staten Island Bancorp, Inc.                        $   4,152,188
120,000        Webster Financial Corp.                                2,925,000
                                                                  -------------
                                                                  $   7,077,188
                                                                  -------------
               TOTAL FINANCIAL                                    $  42,666,395
                                                                  -------------



The accompanying notes are an integral part of these financial statements.    11

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/00                                     (CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                                     VALUE
               HEALTHCARE - 14.7%
               HEALTHCARE (DIVERSIFIED) - 12.6%
 33,000        Aviron Corp.*                                      $   2,157,375
125,000        First Health Group Corp.*                              4,875,000
268,100        Orthodontic Centers of America Inc.*                   8,947,838
175,000        Sunrise Assisted Living Inc.*                          4,090,625
 90,000        Trigon Healthcare, Inc.*                               6,451,875
 53,000        Universal Health Services Inc. (Class B)*              4,445,375
                                                                  -------------
                                                                  $  30,968,088
                                                                  -------------
               HEALTHCARE (MEDICAL PRODUCTS/SUPPLIES) - 2.1%
220,000        Haemonetics Corp.*                                 $   5,170,000
                                                                  -------------
               TOTAL HEALTHCARE                                   $  36,138,088
                                                                  -------------
               TECHNOLOGY - 25.4%
               COMPUTERS (NETWORKING) - 2.0%
 70,407        Avocent Corp.*                                     $   4,994,497
                                                                  -------------
               COMPUTERS (PERIPHERALS) - 1.1%
185,000        Xircom Inc.*                                       $   2,613,125
                                                                  -------------
               COMPUTERS (SOFTWARE & SERVICES) - 4.2%
 75,000        Legato Systems, Inc.*                              $     667,969
 95,000        RadiSys Corp.*                                         2,517,500
170,000        Remedy Corp.*                                          2,911,250
100,000        Wind River Systems*                                    4,106,250
                                                                  -------------
                                                                  $  10,202,969
                                                                  -------------
               ELECTRONICS (COMPONENTS DISTRIBUTORS) - 5.0%
145,000        ACT Manufacturing, Inc.*                           $   4,766,875
120,000        Dallas Semiconductor Corp.                             4,755,000
200,000        Power Integrations, Inc.*                              2,687,500
                                                                  -------------
                                                                  $  12,209,375
                                                                  -------------
               ELECTRONICS (SEMICONDUCTORS) - 1.3%
120,000        Galileo Technology Ltd.*                           $   3,255,000
                                                                  -------------
               EQUIPMENT (SEMICONDUCTOR) - 10.8%
155,000        ATMI, Inc.*                                        $   2,925,625
 90,000        Cymer, Inc.*                                           2,250,000
100,000        DuPont Photomasks, Inc.*                               5,612,500
210,000        Photronics, Inc.*                                      4,738,125



12    The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHARES                                                                     VALUE
 80,000        PRI Automation, Inc.*                              $   1,810,000
 75,000        Varian Semiconductor Equipment Associates, Inc.*       1,725,000
113,000        Veeco Instruments, Inc.*                               7,480,953
                                                                  -------------
                                                                  $  26,542,203
                                                                  -------------
               SERVICES (DATA PROCESSING) - 1.0%
 67,500        National Computer Systems, Inc.                    $   2,573,438
                                                                  -------------
               TOTAL TECHNOLOGY                                   $  62,390,607
                                                                  -------------
               UTILITIES - 1.6%
               ELECTRIC COMPANIES - 1.6%
265,000        Unisource Energy Corp.                             $   3,958,430
                                                                  -------------
               TOTAL UTILITIES                                    $   3,958,430
                                                                  -------------
               TOTAL COMMON STOCK
               (Cost $206,506,894)                                $ 238,763,577
                                                                  -------------
PRINCIPAL
AMOUNT

               TEMPORARY CASH INVESTMENT - 2.9%
               COMMERCIAL PAPER - 2.9%
$7,032,000     American Express Corp., 6.63%, 11/01/00            $   7,032,000
                                                                  -------------

               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $7,032,000)                                  $   7,032,000
                                                                  -------------
               TOTAL INVESTMENTS IN SECURITIES AND
               TEMPORARY CASH INVESTMENT - 100%
               (Cost $213,538,894)(a)                             $ 245,795,577
                                                                  =============

* Non-income producing security.

+ Investment held by the fund representing 5% or more of the outstanding voting stock of such company.

(a) At October 31, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $213,572,641 was as follows:


      Aggregate gross unrealized gain for all investments
       in which there is an excess of value over cost             $  58,921,368
                                                                  -------------
      Aggregate gross unrealized loss for all investments
       in which there is an excess of cost over value               (26,698,432)
                                                                  -------------
      Net unrealized gain                                         $  32,222,936
                                                                  =============


Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2000, aggregated $127,329,063 and $164,963,759, respectively.


The accompanying notes are an integral part of these financial statements.    13

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
BALANCE SHEET 10/31/00
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including temporary cash
      investment of $7,032,000) (cost $213,538,894)               $245,795,577
  Cash                                                                     310
  Receivables -
      Investment securities sold                                     1,327,998
      Fund shares sold                                                 166,165
      Dividends and interest                                            42,099
  Other                                                                  5,697
                                                                  ------------
       Total assets                                               $247,337,846
                                                                  ------------

LIABILITIES:
  Payables -
      Fund shares repurchased                                     $    404,940
  Due to affiliates                                                    417,327
  Accrued expenses                                                      71,744
                                                                  ------------
        Total liabilities                                         $    894,011
                                                                  ------------

NET ASSETS:
  Paid-in capital                                                 $209,995,195
  Accumulated undistributed net investment income                       33,747
  Accumulated undistributed net realized gain on investments
      and futures contracts                                          4,158,210
  Net unrealized gain on investments                                32,256,683
                                                                  ------------
        Total net assets                                          $246,443,835
                                                                  ------------

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $119,374,968/8,432,707 shares)                $      14.16
                                                                  ------------
  Class B (based on $117,667,444/8,634,879 shares)                $      13.63
                                                                  ------------
  Class C (based on $9,401,423/693,662 shares)                    $      13.55
                                                                  ------------

MAXIMUM OFFERING PRICE:
  Class A                                                         $      15.02
                                                                  ------------



14    The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED 10/31/00

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $6,184)          $ 3,345,294
   Interest                                                         514,261
                                                                -----------
           Total investment income                                               $ 3,859,555
                                                                                 -----------
EXPENSES:
   Management fees                                              $ 2,049,629
   Transfer agent fees
      Class A                                                       449,479
      Class B                                                       386,748
      Class C                                                        42,419
   Distribution fees
      Class A                                                       293,670
      Class B                                                     1,149,956
      Class C                                                        86,695
   Administrative fees                                               43,286
   Custodian fees                                                    48,021
   Registration fees                                                 12,578
   Professional fees                                                 37,936
   Printing                                                          39,893
   Organizational costs                                               9,498
   Fees and expenses of nonaffiliated trustees                       27,474
   Miscellaneous                                                     12,291
                                                                -----------
   Total expenses                                                                $ 4,689,573
      Less fees paid indirectly                                                      (63,352)
                                                                                 -----------
      Net expenses                                                               $ 4,626,221
                                                                                 -----------
           Net investment loss                                                    $ (766,666)
                                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS:
   Net realized gain (loss) on:
      Investments                                               $23,989,010
      Futures contracts                                            (469,261)     $23,519,749
                                                                -----------      -----------
   Change in net unrealized loss on investments                                  $37,891,656
                                                                                 -----------
   Net gain on investments and futures contracts                                 $61,411,405
                                                                                 -----------
   Net increase in net assets resulting from operations                          $60,644,739
                                                                                 ===========



The accompanying notes are an integral part of these financial statements.    15

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED 10/31/00 AND 10/31/99

                                                                        YEAR ENDED        YEAR ENDED
FROM OPERATIONS:                                                         10/31/00          10/31/99
  Net investment loss                                                $    (766,666)   $  (1,973,336)
  Net realized gain (loss) on investments and futures contracts         23,519,749      (18,593,260)
  Change in net unrealized gain on investments                          37,891,656       34,068,801
                                                                     -------------    -------------
      Net increase in net assets resulting from operations           $  60,644,739    $  13,502,205
                                                                     -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net realized gain:
    Class A ($0.00 and $0.41 per share, respectively)                $           -    $  (5,859,435)
    Class B ($0.00 and $0.41 per share, respectively)                            -       (6,344,430)
    Class C ($0.00 and $0.41 per share, respectively)                            -         (440,439)
                                                                     -------------    -------------
      Total distributions to shareowners                             $           -    $ (12,644,304)
                                                                     -------------    -------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                   $  78,919,803    $  61,105,611
  Reinvestment of distributions                                                  -       10,988,399
  Cost of shares repurchased                                          (115,652,079)    (198,751,072)
                                                                     -------------    -------------
      Net decrease in net assets resulting from
           Fund share transactions                                   $ (36,732,276)   $(126,657,062)
                                                                     -------------    -------------
      Net increase (decrease) in net assets                          $  23,912,463    $(125,799,161)
NET ASSETS:
    Beginning of year                                                  222,531,372      348,330,533
                                                                     -------------    -------------
    End of year (including accumulated net investment
      income of $33,747 and $22,815, respectively)                   $ 246,443,835    $ 222,531,372
                                                                     =============    =============


CLASS A                                '00 SHARES     '00 AMOUNT      '99 SHARES       '99 AMOUNT
Shares sold                              3,005,419     $ 41,052,512      3,970,586    $  43,183,898
Reinvestment of distributions                    -                -        524,461        5,422,932
Less shares repurchased                 (4,496,580)     (59,069,225)    (9,790,941)    (105,004,685)
                                      ------------     ------------  -------------     ------------
    Net decrease                        (1,491,161)    $(18,016,713)    (5,295,894)    $(56,397,855)
                                      ============     ============  =============     ============
CLASS B
Shares sold                              2,433,563     $ 32,530,170      1,467,304    $  15,369,579
Reinvestment of distributions                    -                -        518,995        5,236,659
Less shares repurchased                 (4,052,198)     (51,306,660)    (8,409,792)     (86,720,435)
                                      ------------     ------------  -------------     ------------
    Net decrease                        (1,618,635)    $(18,776,490)    (6,423,493)    $(66,114,197)
                                      ============     ============  =============     ============
CLASS C
Shares sold                                402,253     $  5,337,121        242,954    $   2,552,134
Reinvestment of distributions                    -                -         32,588          328,808
Less shares repurchased                   (418,273)      (5,276,194)      (686,593)      (7,025,952)
                                      ------------     ------------  -------------     ------------
    Net increase (decrease)                (16,020)    $     60,927       (411,051)    $ (4,145,010)
                                      ============     ============  =============     ============



16    The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/00
--------------------------------------------------------------------------------

                                                                                                                       11/2/95
                                                                 YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED       TO
                                                                  10/31/00     10/31/99(a)    10/31/98    10/31/97     10/31/96
CLASS A
Net asset value, beginning of period                              $  10.83     $  10.68       $  15.31    $  12.66     $  10.00
                                                                  --------     --------       --------    --------     --------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $   0.06     $  (0.03)      $  (0.07)   $  (0.11)    $   0.05
   Net realized and unrealized gain (loss) on investments and
      futures contracts                                               3.27         0.59          (2.73)       3.67         2.63
                                                                  --------     --------       --------    --------     --------
         Net increase (decrease) from investment operations       $   3.33     $   0.56       $  (2.80)   $   3.56     $   2.68
Distributions to shareowners:
   Net investment income                                                 -            -              -           -        (0.02)
   Net realized gain                                                     -        (0.41)         (1.83)      (0.91)           -
                                                                  --------     --------       --------    --------     --------
Net increase (decrease) in net asset value                        $   3.33     $   0.15       $  (4.63)   $   2.65     $   2.66
                                                                  --------     --------       --------    --------     --------
Net asset value, end of period                                    $  14.16     $  10.83       $  10.68    $  15.31     $  12.66
                                                                  --------     --------       --------    --------     --------
Total return*                                                        30.75%        5.37%        (20.19)%     29.88%       26.87%
Ratio of net expenses to average net assets+                          1.58%        1.65%          1.45%       1.49%        1.54%**
Ratio of net investment income (loss) to average net assets+          0.02%       (0.35)%        (0.54)%     (0.76)%       0.34%**
Portfolio turnover rate                                                 55%          60%            45%         57%          43%**
Net assets, end of period (in thousands)                          $119,375     $107,448       $162,536    $252,177     $221,601
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                       1.58%        1.65%          1.45%       1.49%        1.55%**
   Net investment income (loss)                                       0.02%       (0.35)%        (0.54)%     (0.76)%       0.33%**
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                       1.55%        1.62%          1.44%       1.48%        1.51%**
   Net investment income (loss)                                       0.05%       (0.32)%        (0.53)%     (0.75)%       0.37%**

(a)The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.



17    The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/00
--------------------------------------------------------------------------------

                                                                                                                       11/2/95
                                                                 YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED       TO
                                                                  10/31/00     10/31/99(a)    10/31/98    10/31/97     10/31/96
CLASS B
Net asset value, beginning of period                              $  10.50     $  10.44       $  15.10    $  12.59     $  10.00
                                                                  --------     --------       --------    --------     --------
Increase (decrease) from investment operations:
   Net investment loss                                            $  (0.13)    $  (0.11)      $  (0.18)   $  (0.20)    $  (0.01)
   Net realized and unrealized gain (loss) on investments and
      futures contracts                                               3.26         0.58          (2.65)       3.62         2.62
                                                                  --------     --------       --------    --------     --------
         Net increase (decrease) from investment operations       $   3.13     $   0.47       $  (2.83)   $   3.42     $   2.61
Distributions to shareowners:
   In excess of net investment income                                    -            -              -           -        (0.02)
   Net realized gain                                                     -        (0.41)         (1.83)      (0.91)           -
                                                                  --------     --------       --------    --------     --------
Net increase (decrease) in net asset value                        $   3.13     $   0.06       $  (4.66)   $   2.51     $   2.59
                                                                  --------     --------       --------    --------     --------
Net asset value, end of period                                    $  13.63     $  10.50       $  10.44    $  15.10     $  12.59
                                                                  --------     --------       --------    --------     --------
Total return*                                                        29.81%        4.61%        (20.73)%     28.88%       26.09%
Ratio of net expenses to average net assets+                          2.28%        2.41%          2.15%       2.19%        2.26%**
Ratio of net investment loss to average net assets+                  (0.68)%      (1.11)%        (1.24)%     (1.46)%      (0.42)%**
Portfolio turnover rate                                                 55%          60%            45%         57%          43%**
Net assets, end of period (in thousands)                          $117,667     $107,652       $174,097    $267,489     $217,346
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                       2.28%        2.41%          2.15%       2.19%        2.27%**
   Net investment loss                                               (0.68)%      (1.11)%        (1.24)%     (1.46)%      (0.43)%**
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                       2.26%        2.34%          2.14%       2.18%        2.23%**
   Net investment loss                                               (0.66)%      (1.04)%        (1.23)%     (1.45)%      (0.39)%**

(a)The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.



18    The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/00
--------------------------------------------------------------------------------

                                                                                                                        1/31/95
                                                                 YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED       TO
                                                                  10/31/00     10/31/99(a)    10/31/98    10/31/97     10/31/96
CLASS C
Net asset value, beginning of period                              $  10.47     $  10.44       $  15.11    $  12.59     $  11.01
                                                                  --------     --------       --------    --------     --------
Increase (decrease) from investment operations:
   Net investment loss                                            $  (0.11)    $  (0.12)      $  (0.18)   $  (0.21)    $  (0.03)
   Net realized and unrealized gain (loss) on investments and
      futures contracts                                               3.19         0.56          (2.66)       3.64         1.61
                                                                  --------     --------       --------    --------     --------
         Net increase (decrease) from investment operations       $   3.08     $   0.44       $  (2.84)   $   3.43     $   1.58
Distributions to shareowners:
   Net realized gain                                                     -        (0.41)         (1.83)      (0.91)           -
                                                                  --------     --------       --------    --------     --------
Net increase (decrease) in net asset value                        $   3.08     $   0.03       $  (4.67)   $   2.52     $   1.58
                                                                  --------     --------       --------    --------     --------
Net asset value, end of period                                    $  13.55     $  10.47       $  10.44    $  15.11     $  12.59
                                                                  --------     --------       --------    --------     --------
Total return*                                                        29.42%        4.31%        (20.79)%     28.96%       14.35%
Ratio of net expenses to average net assets+                          2.43%        2.51%          2.16%       2.17%        2.25%**
Ratio of net investment loss to average net assets+                  (0.86)%      (1.21)%        (1.24)%     (1.44)%      (0.45)%**
Portfolio turnover rate                                                 55%          60%            45%         57%          43%**
Net assets, end of period (in thousands)                          $  9,401     $  7,431       $ 11,697    $ 17,927     $ 16,811
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                       2.39%        2.48%          2.14%       2.16%        2.21%**
   Net investment loss                                               (0.82)%      (1.18)%        (1.22)%     (1.43)%      (0.41)%**


(a)The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.



19    The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/00
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Small Company Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.


The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/00                               (CONTINUED)
--------------------------------------------------------------------------------

B. FUTURES CONTRACTS

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing values of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. As of October 31, 2000, the Fund had no open futures contracts.

C. FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


   At October 31, 2000, the Fund reclassified $9,498 from paid-in capital and $768,100 from accumulated undistributed net realized gain on investments to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

D. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the

   Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $10,197 in underwriting commissions on the sale of fund shares during the year ended October 31, 2000.


E. CLASS ALLOCATIONS


   Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.


   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

F. DEFERRED ORGANIZATION COSTS

   The costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a period of up to five years. If Pioneer Investment Management, Inc. (PIM) redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. MANAGEMENT AGREEMENT

PIM, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2000, $187,003 was payable to PIM related to management fees, administrative fees and certain other services.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/00                               (CONTINUED)
--------------------------------------------------------------------------------

3. TRANSFER AGENT

PSC, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowners services to the Fund at negotiated rates. Included in due to affiliates is $110,103 in transfer agent fees payable to PSC at October 31, 2000.

4. DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $120,221 in distribution fees payable to PFD at October 31, 2000.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2000, CDSCs in the amount of $589,958 were paid to PFD.

5. EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 2000, the Fund's expenses were reduced by $63,352 under such arrangements.

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6. LINE OF CREDIT FACILITY

The Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended October 31, 2000, the Fund had no borrowings under this agreement.

7. AFFILIATED COMPANIES

The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 2000:

                                                         DIVIDEND
AFFILIATES                        PURCHASES     SALES     INCOME        VALUE
Transmedia Network, Inc.             $-       $410,861      $-        $2,090,000

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER SMALL COMPANY FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Small Company Fund as of October 31, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Company Fund as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
December 5, 2000

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
--------------------------------------------------------------------------------

On September 11, 2000, Pioneer Small Company Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc., the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.


PROPOSAL 1 -- TO APPROVE A NEW MANAGEMENT CONTRACT.


    AFFIRMATIVE                       AGAINST                       ABSTAIN
  11,813,440.857                    294,936.355                   284,451.810


PROPOSAL 2-- TO ELECT TRUSTEES.


      NOMINEE                      AFFIRMATIVE                     WITHHELD
M.K. Bush                        12,107,908.741                   284,920.281
J.F. Cogan, Jr.                  12,088,183.873                   304,645.149
Dr. R. H. Egdahl                 12,105,666.163                   287,162.859
M.B.W. Graham                    12,122,497.067                   270,331.955
M.A. Piret                       12,124,715.139                   268,113.883
D.D. Tripple                     12,101,707.264                   291,121.758
S.K. West                        12,116,521.455                   276,307.567
J. Winthrop                      12,118,235.650                   274,593.372

PIONEER SMALL COMPANY FUND
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

TRUSTEES
John F. Cogan, Jr.,
   Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

OFFICERS

John F. Cogan, Jr.,
   President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Science & Technology Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund


INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund*


* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           THIS PAGE FOR YOUR NOTES.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FACTFONE-SM- for automated fund yields, prices,
account information and transactions                            1-800-225-4321

RETIREMENT PLANS INFORMATION                                    1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

WRITE TO US:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                               1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                               ask.pioneer@piog.com
 (for general questions about Pioneer only)

VISIT OUR WEB SITE:                                        www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.


[LOGO]PIONEER
      INVESTMENTS-Registered Trademark-

Pioneer Investment Management, Inc.
60 State Street                                  9446-00-1200
Boston, Massachusetts 02109                  -C- PIONEER FUNDS DISTRIBUTOR, INC.
www.pioneerfunds.com                         [LOGO] PRINTED ON RECYCLED PAPER